American Century Investment Trust

PROSPECTUS SUPPLEMENT

DIVERSIFIED BOND FUND * HIGH-YIELD FUND
(A CLASS/B CLASS/C CLASS/R CLASS/ADVISOR CLASS)

Supplement dated December 5, 2005 * Prospectus dated July 29, 2005

THE FOLLOWING REPLACES The Investment Advisor SECTION ON PAGE 17:

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
(the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each specific class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of each fund's fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the "Category Fee")
and (ii) the assets of all funds in the American Century family of funds (the
"Complex Fee"). The statement of additional information contains detailed information about the calculation of the management fee.

MANAGEMENT FEES PAID BY THE
FUNDS TO THE ADVISOR AS A
PERCENTAGE OF AVERAGE NET
ASSETS FOR THE MOST RECENT           A       B       C       R        ADVISOR
FISCAL YEAR ENDED MARCH 31, 2005     CLASS   CLASS   CLASS   CLASS    CLASS
--------------------------------------------------------------------------------
Diversified Bond                     0.62%   0.62%   0.62%   N/A(1)   0.37%
--------------------------------------------------------------------------------
High-Yield                           0.87%   0.87%   0.87%   N/A(1)   0.62%
--------------------------------------------------------------------------------

(1)  THE R CLASS OF DIVERSIFIED BOND AND HIGH-YIELD HAD NOT COMMENCED
     OPERATIONS AS OF MARCH 31, 2005. THE R CLASS WILL PAY THE ADVISOR A
     UNIFIED MANAGEMENT FEE CALCULATED BY ADDING THE APPROPRIATE INVESTMENT
     CATEGORY AND COMPLEX FEES FROM THE FOLLOWING SCHEDULES SHOWN BELOW:

INVESTMENT CATEGORY             INVESTMENT CATEGORY
FEE SCHEDULE FOR                FEE SCHEDULE
DIVERSIFIED BOND FUND           FOR HIGH-YIELD FUND               COMPLEX FEE
                                                                                       R CLASS
CATEGORY ASSETS     FEE RATE    CATEGORY ASSETS      FEE RATE     CATEGORY ASSETS      FEE RATE
FIRST $1 BILLION    0.4100%     FIRST $1 BILLION     0.6600%      FIRST $2.5 BILLION   0.3100%
NEXT $1 BILLION     0.3580%     NEXT $1 BILLION      0.6080%      NEXT $7.5 BILLION    0.3000%
NEXT $3 BILLION     0.3280%     NEXT $3 BILLION      0.5780%      NEXT $15.0 BILLION   0.2985%
NEXT $5 BILLION     0.3080%     NEXT $5 BILLION      0.5580%      NEXT $25.0 BILLION   0.2970%
NEXT $15 BILLION    0.2950%     NEXT $15 BILLION     0.5450%      NEXT $25.0 BILLION   0.2870%
NEXT $25 BILLION    0.2930%     NEXT $25 BILLION     0.5430%      NEXT $25.0 BILLION   0.2800%
THEREAFTER          0.2925%     THEREAFTER           0.5425%      NEXT $25.0 BILLION   0.2700%
                                                                  NEXT $25.0 BILLION   0.2650%
                                                                  NEXT $25.0 BILLION   0.2600%
                                                                  NEXT $25.0 BILLION   0.2550%
                                                                  THEREAFTER           0.2500%

A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory contract with the advisor is available in the funds'
report to shareholders dated September 30, 2005.

American Century Investment Services, Inc., Distributor

©2005 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-SPL-47198 0512